U. S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 17, 2003

                              BANCFIRST CORPORATION
                              ---------------------
             (Exact name of registrant as specified in its charter)

           OKLAHOMA                       0-14384                73-1221379
           --------                       -------                ----------
(State or other jurisdiction of         (Commission           (I.R.S. Employer
        ncorporation)                   File Number)         Identification No.)

   101 North Broadway, Oklahoma City, Oklahoma                        73102
   -------------------------------------------                        -----
      (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code  (405) 270-1086


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Item 9.  Regulation FD Disclosure.

      On July 17, 2003, BancFirst Corporation announced its results of operations for the quarter ended June 30, 2003. A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               BANCFIRST CORPORATION
                                                     (Registrant)




Date  July 17, 2003                        /s/ Randy P. Foraker
                                           -------------------------------------
                                                       (Signature)

                                           Randy P. Foraker
                                           Senior Vice President and Controller;
                                           Assistant Secretary/Treasurer
                                           (Principal Accounting Officer)


                                  Exhibit Index

Exhibit Number
--------------

99.1     Press Release, dated July 17, 2003, issued by BancFirst Corporation.


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